UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2018

 CNX Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center 1000 CONSOL Energy Drive Suite 400 Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on January 3, 2018 by CNX Resources Corporation, a Delaware corporation (the “Company”), to include the financial information referred to in Item 9.01(a) and (b) below relating to the previously disclosed acquisition by the Company of a 50% membership interest in CONE Gathering LLC, a Delaware limited liability company (“CONE Gathering”), from NBL Midstream, LLC, a Delaware limited liability company (“Noble”), pursuant to that certain Purchase Agreement (the “Purchase Agreement”), dated as of December 14, 2017, by and between CNX Gas Company LLC, a Delaware limited liability corporation and an indirect wholly owned subsidiary of the Company, and Noble. The Company hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information and related exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Audited consolidated balance sheets of CONE Gathering LLC and its subsidiaries as of December 31, 2017 and 2016 and audited consolidated statements of income, changes in members’ equity and noncontrolling interest and cash flows for the years ended December 31, 2017, 2016 and 2015, and the notes thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2017, unaudited pro forma condensed consolidated balance sheet as of December 31, 2017, and the notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1
Audited consolidated balance sheets of CONE Gathering LLC and its subsidiaries as of December 31, 2017 and 2016 and audited consolidated statements of operations, changes in members’ equity and noncontrolling interest and cash flows for the years ended December 31, 2017, 2016 and 2015, and the notes thereto.

Exhibit 99.2
Unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2017, unaudited pro forma condensed consolidated balance sheet as of December 31, 2017, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX RESOURCES CORPORATION

By:    /s/ Donald W. Rush
Donald W. Rush
Chief Financial Officer and Executive Vice President

Dated: March 21, 2018